UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of report (Date of earliest event reported): November 3, 2003
                                ________________

                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)
                                 _______________

         Delaware                           0-24036              42-1419757
(State or other jurisdiction of        (Commission File)     (IRS Employer
incorporation or organization)                Number         Identification No.)

                   301 First Avenue East, Oskaloosa, IA 52577
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (641) 673-8328

                               ___________________






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                                TABLE OF CONTENTS

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 12. Results of Operations and Financial Condition.


Signatures

Exhibit Index

Exhibit 99.1




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits.
          --------

                  The following Exhibit is being furnished herewith:

                  99.1     Registrant's Press Release, dated November 3 , 2003.

Item 12. Results of Operations and Financial Condition.

     On November 3, 2003, the Registrant issued a press release announcing its first quarter earnings for the quarter ended September 30, 2003 in fiscal 2004. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.




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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HORIZON FINANCIAL SERVICES CORPORATION

Date:   November 3 , 2003                 By: /s/ Robert W. DeCook
        -----------------                 --------------------------------------
                                          Robert W. DeCook
                                          President and Chief Executive Officer







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                                  Exhibit Index
Exhibit
Number                       Description of Exhibit
------                       ----------------------

99.1              Registrant's Press Release dated November 3, 2003